                                    DIRECTORS

                                 GORDON F. AHALT

                                WILLIAM A. BENTON         ELLSWORTH
                                                          CONVERTIBLE
                               ELIZABETH C. BOGAN         GROWTH AND
                                                          INCOME FUND
                           THOMAS H. DINSMORE, C.F.A.

                             DONALD M. HALSTED, JR.

                               GEORGE R. LIEBERMAN

                                JANE D. O'KEEFFE          [GRAPHIC]

                                DIRECTOR EMERITUS

                                 DUNCAN O. MCKEE

                                    OFFICERS

     THOMAS H. DINSMORE                   Chairman of the Board

     JANE D. O'KEEFFE                     President

     SIGMUND LEVINE                       Senior Vice President and Secretary

     H. TUCKER LAKE                       Vice President, Trading

     GARY I. LEVINE                       Treasurer and Assistant Secretary

                               INVESTMENT ADVISER
                        Davis-Dinsmore Management Company
                   65 Madison Ave., Morristown, NJ 07960-7308
                                 (201) 631-1177

Internet: http://ourworld.compuserve.com/homepages/dinsmore
e-mail: 73117.2356@compuserve.com

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                              The Bank of New York
                     Shareholder Relations Department - 11E
                     P.O. Box 11258, Church Street Station
                             New York, NY 10286-1258
                                 (800) 432-8224

                              COMMON STOCK LISTING
                             American Stock Exchange
                                  Symbol: ECF

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND


                      1996 Annual Report September 30, 1996

TO OUR SHAREHOLDERS:

   Fiscal year 1996 was a year of significant change at Ellsworth Convertible Growth and Income Fund, Inc. The death of our Chairman and co-founder, Ronald E. Dinsmore, in August lent a somber note to what otherwise was a very good year. Convertibles as a group did fairly well but Ellsworth did better. As presented below, we estimate that the Fund's net asset value outperformed the average open-end convertible fund by over 450 basis points for the fiscal year. Investments that did well include many of our positions in Banks, Savings
& Loans, Energy and Pharmaceuticals.

   The market for the year ahead appears to have the potential for continued solid returns. Several themes drive our investment outlook. The basic theme of investing in companies that should be able to reduce costs through increased application of new technology still has significant play left. The demographics of our population still indicates that people should be saving for their children's education and for their own retirement. This investment in pension funds, 401(K) funds and mutual funds should continue putting new money into the stock and bond markets for the forseeable future.

   The passing of our Chairman in August set in motion a process of change. The Board of Directors named as the new Chairman, Fund co-founder and longtime President Thomas H. Dinsmore, and as the new President, Jane D. O'Keeffe. With the change in ownership of the management company, the Fund was required by law to submit the management contract to shareholders for their approval within a limited period of time. This required that a special meeting of shareholders be held.

   The special meeting of shareholders was held on October 25, 1996 at which five questions were submitted to shareholders for their approval. The outcome of the vote is as follows:

   The management contract with Davis-Dinsmore was approved. We thank you for your consideration.

   The change in the fundamental investment policy expanding the Fund's ability to invest in certain American Depository Shares (or Receipts) of foreign companies was approved.

   The change in the fundamental investment policy allowing the Fund to look toward a guarantor of a security for a history of operations requirement was approved.

   The elimination of the Company's fundamental investment policy regarding restricted and illiquid securities was approved. This provides the Fund with greater latitude for investing in Rule 144A securities which are technically restricted securities, but which are often quite liquid.

   The proposal to amend the Fund's charter was withdrawn and will not be incorporated.

   For a discussion of risk factors applicable to these new policies, see "Fundamental Policy Changes" at the end of this Annual Report.

   We thank you for your votes and participation.

   As readers of these shareholders letters know, Ellsworth has been covered by Morningstar Inc.* in its Closed-End Funds publication. Unfortunately, starting in November 1996, Morningstar has ceased publishing this report. We at Ellsworth have been very proud to see the rating of the Fund improve from three stars to four stars (out of a possible five) over the past few years. In its last report on the Fund, Morningstar gave Ellsworth four stars for three-year, five-year, ten-year and overall performance. They also gauged the Fund's historical return profile as "above average" and its historical risk profile a "below average" (meaning lower risk). These measures of past risk and reward provide no guarantees of future performance, but we thought you should know how the Fund's history has been reported.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


   We determined that the Fund's net asset value (NAV) rose 4.50%, 17.43%, 92.82% and 167.46% for the three-month, one-year, five-year and ten-year periods ended September 30, 1996 (assuming all dividends, reinvested at NAV). The value of the Fund's shares rose 3.85%, 17.13%, 92.80% and 122.30% for those three-month, one-year, five-year and ten-year periods (assuming dividends reinvested at actual reinvestment price). As quoted in Barron's, Lipper Analytical Services reported that the average open-end convertible fund's NAV** rose 3.04%, 12.92%, 82.69% and 158.65% for those same periods (also assuming all dividends reinvested).

   At its October meeting, the Board of Directors declared a $1.13 dividend, the largest in the Fund's history by more than double. This dividend will be payable on November 28, 1996 to shareholders of record November 4, 1996 and will consist of 6.77 cents per share from net investment income, 17.41 cents per share from short-term capital gains and 88.82 cents per share from long-term capital gains.

   The 1997 annual meeting will be held at the Atlantis Golf Club in Atlantis, Florida on January 11, 1997 at 11 am. All shareholders are welcome to attend.

   Ellsworth and Davis-Dinsmore have opened a page on the World Wide Web. The address appears on the front page of this report.


/s/ Thomas H. Dinsmore

Chairman of the Board

November 12, 1996

*Morningstar is an independent statistical service that rates mutual funds.

**Average NAV of the forty-two open-end convertible funds followed by Lipper
  Analytical Services, Inc., an independent statistical service.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

PRINCIPAL
 AMOUNT                                                                          IDENTIFIED           VALUE
OR SHARES                                                                           COST            (NOTE A)
-----------                                                                     --------------     ------------
                  ADVERTISING - 2.9%
 21,865 shs       Omnicom Group, Inc. common stock .............................  $   625,975     $   1,022,189
 $1,175,000       Interpublic Group Cos., Inc. 3 1/4% 2002 Euro. cv. sub. deb.    1,022,383         1,227,875
                                                                                  -----------     -------------
                                                                                    1,648,358         2,250,064
                                                                                  -----------     -------------
                  AEROSPACE - 3.8%
 43,269 shs       Orbital Sciences Corp. common stock ..........................      788,157           768,025
  2,000,000       Morgan Stanley Group, Inc. 0% 2000 medium-term exch. notes ...    1,849,229         2,175,000
                  (exch. for Boeing Company common stock)
                                                                                  -----------     -------------

                                                                                    2,637,386         2,943,025
                                                                                  -----------     -------------
                  AUTOMOTIVE - 2.3%
 24,981 shs       Ford Motor Co. common stock ..................................      383,591           780,656
  1,000,000       Pep Boys 4% 1999 cv. sub. notes ..............................    1,035,000         1,040,000
                                                                                  -----------     -------------

                                                                                    1,418,591         1,820,656
                                                                                  -----------     -------------

                  BANKING - 13.1%
 32,472 shs       Barnett Banks, Inc. common stock .............................      510,755         1,095,930
 32,500 shs       Boatmens Bancshares, Inc. depositary shares ..................    1,087,588         1,551,875
                  (representing 7% cum. cv. A pfd.)
 15,375 shs       Chase Manhattan Corp. common stock ...........................      663,097         1,231,922
 20,000 shs       First Commerce Corp. 7 1/4% cum. cv. pfd. ....................      506,250           815,000
 30,530 shs       National City Corp. common stock .............................      769,153         1,286,076
 15,000 shs       ONBANCorp, Inc. 6 1/4% cv. B pfd .............................      379,375           420,000
 10,000 shs       Washington Mutual Savings Bank $6.00 cv. perpetual D pfd. ....      967,500         1,465,000
  1,000,000       BankAtlantic Bancorp 6 1/4% 2006 cv. sub. deb. ...............    1,000,000         1,060,000
     15,600       Jefferson-Pilot Corp. 7 1/4% 2000 Automatic Common
                    Exchange Securities ........................................    1,225,811         1,314,300
                                                                                  -----------     -------------

                                                                                    7,109,529        10,240,103
                                                                                  -----------     -------------

                  CAPITAL GOODS - 8.9%
 72,000 shs       Westinghouse Electric Corp. depositary shares ................    1,008,700         1,255,500
                  (representing $1.30 cv. C pfd.)
  1,067,000       Cooper Industries, Inc. 7.05% 2015 cv. sub. deb. .............    1,150,559         1,165,698
  1,000,000       CS First Boston, Inc. 3 1/2% 2001 sr. medium-term
                     exch. notes* ..............................................    1,000,000         1,042,500
                  (exch. for General Electric Corp. common stock)
  2,250,000       General Signal Corp. 5 3/4% 2002 cv. sub. notes ..............    2,304,375         2,497,500
  1,000,000       Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes .............    1,000,000         1,032,500
                                                                                  -----------     -------------

                                                                                    6,463,634         6,993,698
                                                                                  -----------     -------------

                  COMMUNICATIONS - 3.6%
    336 shs       MFS Communications Co., Inc. common stock                            13,860            14,658
 15,000 shs       MFS Communications Co., Inc. depositary shares ...............      502,500         1,125,000
                  (representing 8% cum. cv. A pfd.)
  1,200,000       Comcast Cellular Corp. 0% 2000 senior participating zero
                  coupon .......................................................      804,878           846,000
                  redeemable series A notes
     25,000       Sprint Corp. 8 1/4% 2000 FCENS # .............................      815,788           875,000
                  (exch. for Southern New England Telecommunications Corp.
                      common stock)
                                                                                  -----------     -------------

                                                                                    2,137,026         2,860,658
                                                                                  -----------     -------------

                  DATA-PROCESSING SERVICES - 4.2%
      5,000       American Express Company 6 1/4% 1996 FCENS # .................      183,750           335,000
                  (exch. for First Data Corp. common stock)
  1,000,000       CS First Boston, Inc. 3% 2001 sr. medium-term exch. notes* ...    1,000,000         1,032,500
                  (exch. for Electronic Data Systems Corp. common stock)
  1,000,000       First Financial Management Corp. 5% 1999 cv. sub. deb. .......    1,000,000         1,925,000
                  (exch. for First Data Corp. common stock)
                                                                                  -----------     -------------

                                                                                    2,183,750         3,292,500
                                                                                  -----------     -------------
                  ENERGY - 8.8%
 30,389 shs       AES Corp. common stock .......................................      871,259         1,196,566
 41,000 shs       Chieftain International Funding Corp. 7 1/4% cv. red. pfd. ...    1,107,270         1,127,500
 10,000 shs       Devon Financing Trust 6 1/2% trust cv. pfd.* .................      507,500           525,000
                  (conv. into Devon Energy Corp. common stock)
 12,500 shs       Unocal Capital Trust 6 1/4% trust cv. pfd. ...................      679,688           665,625
  1,375,000       Nabors Industries, Inc. 5% 2006 cv. sub. notes ...............    1,429,250         1,402,500
  1,000,000       Pennzoil Company 4 3/4% 2003 exch. sr. deb. ..................    1,032,500         1,095,000
                  (exch. for Chevron Corp. common stock)
    600,000       Pennzoil Company 6 1/2% 2003 exch. sr. deb ...................      667,781           885,000
                  (exch. for Chevron Corp. common stock)
                                                                                  -----------     -------------

                                                                                    6,295,248         6,897,191
                                                                                  -----------     -------------

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

PRINCIPAL
 AMOUNT                                                                          IDENTIFIED           VALUE
OR SHARES                                                                           COST            (NOTE A)
-----------                                                                     --------------     ------------
                  ENTERTAINMENT - 6.7%
  7,500 shs       American Radio Systems Corp. depositary shares* .............. $   375,000       $   408,750
                  (representing 7% cv. exch. pfd.)
 50,000 shs       Hollinger International, Inc. depositary shares ..............     489,813           556,250
                  (representing 9 3/4% cv. B pfd.)
  7,000 shs       SFX Broadcasting, Inc. 6 1/2% cum. cv. exch. D pfd.* .........     354,500           404,250
 50,000 shs       Triathlon Broadcasting Co. depositary shares .................     525,000           531,250
                  (representing 9% mandatory cv. pfd.)
 $1,000,000       Credit Suisse 3% 2001 equity linked certificates .............   1,000,000         1,007,500
                  (exch. for the cash equivalent of Walt Disney Co.
                    common stock)
  1,000,000       Imax Corp. 5 1/4% 2003 cv. sub. notes* .......................   1,000,000           982,500
    750,000       International CableTel, Inc. 7% 2008 cv. sub. notes* .........     750,000           693,750
    600,000       International CableTel, Inc. 7 1/4% 2005 cv. sub. notes* .....     600,000           660,000
                                                                                 ------------      -----------
                                                                                    5,094,313        5,244,250
                                                                                 ------------      -----------

                  ENVIRONMENTAL SERVICES - 0.8%
    500,000       United Waste Systems, Inc. 4 1/2% 2001 cv. sub. notes* .......      500,000          598,750
                                                                                 ------------      -----------


                  FINANCIAL & INSURANCE - 11.1%
 15,000 shs       American Bankers Insurance Group, Inc. series B cum. cv. pfd.       751,250          885,000
 30,000 shs       American General Delaware, LLC 6% cv. A monthly income pfd.
                   securities ..................................................    1,515,875        1,586,250
    250,000       American Travellers Corp. 6 1/2% 2005 cv. sub. deb. ..........      250,000          558,750
  1,300,000       Chubb Capital Corp. 6% 1998 Euro. cv. sub. deb. ..............    1,324,500        1,443,000
    774,000       First Central Financial Corp. 9% 2000 cv. sub. deb. ..........      784,125          750,780
  1,800,000       Pioneer Financial Services, Inc. 6 1/2% 2003 cv. sub. notes ..    1,813,563        1,854,000
    500,000       RLI Corp. 6% 2003 cv. sub. deb ...............................      527,500          538,750
     35,000       US West, Inc. 7 5/8% 1998 FCENS # ............................      840,000        1,067,500
                  (exch. for Enhance Financial Services Group, Inc. common stock)
                                                                                 ------------      -----------

                                                                                    7,806,813        8,684,030
                                                                                 ------------      -----------

                  FOODS - 2.9%
 15,000 shs       Dole Food Co., Inc. 7% 1999 Automatic Common Exchange
                   Securities ..................................................      588,750          630,000
 10,000 shs       Wendy's Financing, Inc. 5% cv. A pfd. ........................      508,888          515,000
                  (conv. into Wendy's International, Inc. common stock)
  1,000,000       Grand Metropolitan Public Limited Co. 6 1/2% 2000 cv.
                   sub. deb.* ..................................................    1,000,000        1,165,000
                                                                                 ------------      -----------

                                                                                    2,097,638        2,310,000
                                                                                 ------------      -----------

                  HEALTH CARE & DRUGS - 9.7%
     18,600       SmithKline Beecham plc ADR's (representing class A
                    common stock) ..............................................      998,913        1,132,275
  1,500,000       Ciba Geigy Corp. 6 1/4% 2016 exch. sub. deb.* ................    1,500,000        1,522,500
                     (exch. for ALZA Corp. common stock)
    500,000       Complete Management, Inc. 8% 2003 cv. sub. deb. ..............      500,000          607,500
  1,000,000       Medco Containment Service, Inc. 6% 2001 cv. sub. deb. ........    1,324,063        2,270,000
  3,500,000       Roche Holdings, Inc. 0% 2010 liquid yield option notes* ......    1,424,766        1,513,750
    500,000       Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes* ..............      526,250          559,375
                                                                                 ------------      -----------

                                                                                    6,273,992        7,605,400
                                                                                 ------------      -----------

                  HOTEL SERVICES - 2.4%
    250,000       HFS, Inc. 4 3/4% 2003 cv. senior notes .......................      250,000          303,438
  1,500,000       Hilton Hotels Corp. 5% 2006 cv. sub. notes ...................    1,522,500        1,605,000
                                                                                 ------------      -----------

                                                                                    1,772,500        1,908,438
                                                                                 ------------      -----------

                  INDUSTRIAL SERVICES - 0.9%
    750,000       Quantum Health Resources, Inc. 4 3/4% 2000 cv. sub. deb. .....      684,375          687,188
                                                                                 ------------      -----------
                  (conv. into Olsten Corp. common stock)

                  OFFICE EQUIPMENT - 1.2%
 10,000 shs       Alco Standard Corp. depositary shares
                     (representing 6 1/2% cv. BB pfd.) .........................      805,513          910,000
                                                                                 ------------      -----------


                  RETAIL - 3.8%
  2,000,000       Home Depot, Inc. 3 1/4% 2001 cv. sub. notes ..................    2,003,125        2,037,500
    500,000       Pier 1 Imports, Inc. 5 3/4% 2003 cv. sub. notes ..............      500,000          535,625
    500,000       Sunglass Hut International 5 1/4% 2003 cv. sub. notes* .......      460,000          424,375
                                                                                 ------------      -----------

                                                                                    2,963,125        2,997,500
                                                                                 ------------      -----------

PRINCIPAL
 AMOUNT                                                                          IDENTIFIED           VALUE
OR SHARES                                                                           COST            (NOTE A)
-----------                                                                     --------------     ------------
                  TECHNOLOGY - 9.3%
 $1,600,000       Conner Peripherals, Inc. 6 1/2% 2002 cv. sub. deb.             $ 1,833,125       $ 1,828,000
    475,000       Conner Peripherals, Inc. 6 1/4% 2001 cv. sub. deb.                 521,313           503,500
    500,000       Emerson Radio Corp. 8 1/2% 2002 sr. cv. sub. deb.*                 500,000           387,500
    600,000       Motorola, Inc. 0% 2013 liquid yield option notes                   511,805           436,500
    300,000       Texas Instruments, Inc. 2 1/4% 2002 Euro. cv. sub. deb.            479,438           408,000
  1,375,000       Thermo Electron Corp. 4 1/4% 2003 cv. sub. deb.*                 1,676,800         1,643,125
    200,000       Thermo Optek Corp. 5% 2000 cv. sub. deb.*                          200,000           218,000
    125,000       Thermo Quest Corp. 5% 2000 cv. sub. deb.*                          125,000           130,000
    250,000       Thermo Terratech, Inc. 4 1/8% 2003 cv. sub. deb.*                  263,750           241,250
    500,000       3Com Corp. 10 1/4% 2001 cv. sub. notes*                            692,813           948,750
    600,000       VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes                   613,750           551,250
                                                                                 ------------      -----------

                                                                                    7,417,794        7,295,875
                                                                                 ------------      -----------

                  TRANSPORTATION - 0.6%
    500,000       Mercury Air Group, Inc. 7 1/4% 2006 cv. sub. deb.                   500,000          510,000
                                                                                 ------------      -----------


                  U.S. TREASURY NOTES - 0.0%
     25,000       6 1/8% 3/31/97 **.............................................       24,980           25,148
                                                                                 ------------      -----------


                  CORPORATE SHORT-TERM NOTES - 2.2%
  1,700,000       American Express Credit Corp. 5 1/4% 10/2/96                      1,699,504        1,699,504
                                                                                 ------------      -----------


TOTAL BONDS AND NOTES - 66.5%...................................................   47,548,842       52,168,926
TOTAL PREFERRED STOCKS - 19.6%..................................................   12,660,958       15,377,250
TOTAL COMMON STOCKS - 10.9%.....................................................    5,624,765        8,528,298
TOTAL CORPORATE SHORT-TERM NOTES - 2.2%.........................................    1,699,504        1,699,504
                                                                                 ------------      -----------

TOTAL INVESTMENTS - 99.2%.......................................................  $67,534,069       77,773,978
                                                                                 ============

OTHER ASSETS AND LIABILITIES, NET - 0.8%........................................                       621,436
                                                                                                   -----------
TOTAL NET ASSETS - 100.0%.......................................................                   $78,395,414
                                                                                                   ===========



*   Rule 144A security, may be sold only to qualified institutional buyers.

#   Forced Conversion Exchangeable Notes.

**  Collateral for a letter of credit.

The cost of investments for federal income tax purposes is $67,534,069 resulting in gross unrealized appreciation and depreciation of $10,844,430 and $604,521, respectively, or net unrealized appreciation of $10,239,909 on a tax cost basis.



                See accompanying notes to financial statements.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES:

                                                                          SEPTEMBER 30, 1996
                                                                         --------------------
ASSETS:
 Investments at value (Identified cost $67,534,069) (Note A) .............   $77,773,978
 Cash ....................................................................     1,933,871
 Receivable for securities sold ..........................................     1,145,112
 Dividends and interest receivable .......................................       603,873
 Other assets ............................................................        16,199
                                                                             -----------
  Total assets ...........................................................    81,473,033
                                                                             -----------


LIABILITIES:
 Payable for securities purchased ........................................     3,003,125
 Accrued management fee (Note B) .........................................         5,250
 Accrued expenses ........................................................        69,244
                                                                             -----------
  Total liabilities ......................................................     3,077,619
                                                                             -----------
NET ASSETS AT VALUE ......................................................   $78,395,414
                                                                             ===========

NET ASSETS CONSIST OF:

 Undistributed net investment income .....................................   $   444,548
 Undistributed net realized gain from investment transactions ............     7,057,012
 Unrealized appreciation of investments ..................................    10,239,909
 Capital shares (Note C) .................................................        66,435
 Additional paid-in capital ..............................................    60,587,510
                                                                             -----------
NET ASSETS AT VALUE ......................................................   $78,395,414
                                                                             ===========
Net asset value per share ($78,395,414 / 6,643,517 outstanding shares) ...   $     11.80
                                                                             ===========




                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ended September 30, 1996 and 1995

                                                                            1996                 1995
                                                                      ----------------    -----------------
Increase in net assets from operations:
 Net investment income ..........................................       $  2,837,708        $  3,162,167
 Net realized gain from investment transactions .................          7,060,060           1,864,104
 Net unrealized appreciation of investments .....................          2,247,308           6,758,963
                                                                        ------------        ------------

  Net increase in net assets resulting from operations ..........         12,145,076          11,785,234
                                                                        ------------        ------------


Dividends to shareholders from:
 Net investment income ..........................................         (3,117,865)         (3,313,565)
 Net realized gain on investments ...............................         (1,867,369)         (1,425,603)
                                                                        ------------        ------------
  Total dividends ...............................................         (4,985,234)         (4,739,168)
                                                                        ------------        ------------
Capital share transactions (Note C) .............................          1,466,310           1,407,527
                                                                        ------------        ------------

Increase in net assets ..........................................          8,626,152           8,453,593
Net assets at beginning of year .................................         69,769,262          61,315,669
                                                                        ------------        ------------

NET ASSETS AT END OF YEAR (including undistributed net investment
  income of $444,548 and $724,705, respectively) ................       $ 78,395,414        $ 69,769,262
                                                                        ============        ============




                 See accompanying notes to financial statements.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS:
FOR THE YEAR ended September 30, 1996

INVESTMENT INCOME (Note A):
 Interest ............................................       $ 2,373,433
 Dividends ...........................................         1,365,939
                                                             -----------
  Total Income .......................................         3,739,372
                                                             -----------
EXPENSES (Note B):
 Management fee ......................................           555,260
 Custodian fees ......................................            29,865
 Transfer agent fees .................................            31,879
 Professional fees ...................................            78,804
 Directors' fees .....................................            36,550
 Treasurer's office ..................................            25,000
 Reports to shareholders .............................           100,990
 Other ...............................................            43,316
                                                             -----------
  Total Expenses .....................................           901,664
                                                             -----------
NET INVESTMENT INCOME ................................         2,837,708
                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from investment transactions ......         7,060,060
 Net increase in unrealized appreciation
   of investments ....................................        2,247,308
                                                             -----------
 Net gain on investments .............................         9,307,368
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .       $12,145,076
                                                             ===========

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(A) Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation

Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $14,983 was earned on cash balances held by the custodian of the Fund's assets during the year ended September 30, 1996.

3. Federal Income Taxes

It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes is believed necessary.

4. Dividends and Distributions to Shareholders

The liability for dividends and distributions payable is recorded on the ex-dividend date.


(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4% of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended September 30, 1996. The officers of the Fund are directors, officers or employees of the investment adviser.

(C) At September 30, 1996, 6,643,517 shares of $.01 par value common stock (20,000,000 shares authorized) were outstanding. During the year ended September 30, 1996, 159,598 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $1,466,310. During the year ended September 30, 1995, 178,733 shares were issued.

(D) Purchases and sales of investments aggregated $49,827,083 and $50,509,402, respectively, for the year ended September 30, 1996, exclusive of short-term securities.

(E) A distribution of $1.13 per share, derived from net investment income of
6.77 cents, and net realized gains on investments of $1.062, was declared on October 25, 1996, payable November 28, 1996, to shareholders of record at the close of business November 4, 1996.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding

                                                                    YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------------------------
Per Share Operating Performance                               1996            1995          1994           1993          1992
-------------------------------                           -----------     -----------   -----------    -----------   -----------
Net asset value, beginning of year ................       $     10.76     $      9.72   $     10.39    $      9.31   $      8.45
                                                          -----------     -----------   -----------    -----------   -----------
Net investment income .............................               .43             .48           .51            .53           .54

Net realized and unrealized gain (loss) ...........              1.37            1.30          (.58)          1.14           .82
                                                          -----------     -----------   -----------    -----------   -----------
    Total from investment operations ..............              1.80            1.78          (.07)          1.67          1.36
Less Distributions:
Dividends from net investment income ..............              (.47)           (.51)         (.53)          (.50)         (.50)
Distributions from realized gains .................              (.29)           (.23)         (.07)          (.09)          --
                                                          -----------     -----------   -----------    -----------   -----------
    Total distributions ...........................              (.76)           (.74)         (.60)          (.59)         (.50)
                                                          -----------     -----------   -----------    -----------   -----------
Net asset value, end of year ......................             11.80           10.76          9.72          10.39          9.31
                                                          ===========     ===========   ===========    ===========   ===========
Market value, end of year .........................             9.875           9.125         8.375          9.375         8.375
Total Investment Return:
    Based on market value** .......................             17.13%          18.95%        (4.46)%        19.73%
                                                                                                                           20.97%
    Based on net asset value* .....................             17.43%          19.50%        (0.61)%        18.60%
                                                                                                                           16.55%
Ratios/Supplemental Data:
Net assets, end of year (000's) ...................            78,395          69,769        61,316         64,457        56,946
Ratio of expenses to average net assets ...........               1.2%            1.2%          1.1%           1.2%          1.2%
Ratio of net investment income to average
  net assets ......................................               3.9%            5.0%          5.2%           5.5%
                                                                                                                             6.1%
Portfolio turnover rate ...........................                70%             44%           45%            99%           70%
Average commission rate paid# .....................       $       .07


-------
* Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

** Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.

#  Disclosure required for fiscal years beginning after September 1, 1995.

-------------------------------------------------------------------------------

Federal income tax status of dividends paid per share during fiscal year ended September 30, 1996 (unaudited):

                                   TOTAL     ORDINARY     LONG-TERM    QUALIFYING
            PAYMENT DATE           PAID       INCOME     CAPITAL GAIN  DISTRIBUTION*
    --------------------------   ---------   --------    -----------   -----------
         November 29, 1995        $ 0.40      $0.138       $0.262         43%
         February 26, 1996          0.12       0.120         --           42%
         May 28, 1996               0.12       0.120         --           42%
         August 26, 1996            0.12       0.120         --           42%

* The percentages indicate the portion of each ordinary income distribution which qualifies under the Internal Revenue Code for the deduction for dividends received by corporate shareholders.

-------------------------------------------------------------------------------

Ellsworth Convertible Growth and Income Fund operates as a closed-end, diversified management investment company and invests primarily in convertible securities and uses other related strategies, with the objectives of providing income and the potential for capital appreciation - which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


We have audited the accompanying statement of assets and liabilities of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.
New York, New York
October 18, 1996

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 1996



-------------------------------------------------


                                                                                     SHARES OR PRINCIPAL AMOUNT
                                                                               ----------------------------------------
                                                                                                               HELD AT
                                                                               ADDITIONS     REDUCTIONS        9-30-96
                                                                               ---------     ----------       ---------

   American Bankers Insurance Group, Inc. series B cum. cv. pfd.                  15,000                         15,000
   Credit Suisse 3% 2001 equity linked certificates                            1,000,000                      1,000,000
   Dole Food Co., Inc. 7% 1999 Automatic Common Exchange Securities               15,000                         15,000
   Home Depot, Inc. 3-1/4% 2001 cv. sub. notes                                 2,000,000                      2,000,000
   Jefferson-Pilot Corp 7-1/4% 2000 Automatic Common Exchange Securities          10,600                         15,600
   Nabors Industries, Inc. 5% 2006 cv. sub. notes                                700,000                      1,375,000
   Pep Boys 4% 1999 cv. sub. notes                                             1,000,000                      1,000,000
   Robbins & Myers, Inc. 6-1/2% 2003 cv. sub. notes                            1,000,000                      1,000,000
   Unocal Capital Trust 6-1/4% trust cv. pfd.                                     12,500                         12,500
   American Travellers Corp. 6-1/2% 2005 cv. sub. deb.                                         500,000          250,000
   AMR Corp. common stock                                                                       12,658                -
   CS First Boston, Inc. 2-1/2% 2001 sr. medium term exch. notes 144A                        1,000,000                -
   Comcast Corp. 3-1/8% 2005 cv. sub. deb.                                                     975,000                -
   Delta Airlines, Inc. common stock                                                             9,506                -
   Ford Motor Co. common stock                                                                  24,000           24,981
   NationsBank Corp. common stock                                                               10,035                -
   Omnicom Group, Inc. 4-1/2% 2000 cv. sub. deb. 144A                                          675,000                -
   Orbital Sciences Corp. 6-1/4% 2003 cv. sub. deb.                                            500,000                -
   Quintiles Transnational Corp. 4-1/4% 2000 cv. sub. deb. 144A                                500,000                -
   US West, Inc. 7-1/8% 1998 exch. notes                                                        20,000           35,000
   Washington Mutual Savings Bank $6.00 cv. perpetual D pfd.                                     5,000           10,000


--------------------------------------------------------------------------------

         AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Ellsworth shares at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, The Bank of NY (The "Bank"), as your agent, will combine your dividends with those of other Plan participants, and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

         Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Bank, to be combined with other Plan monies, for purchase of additional Ellsworth shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Bank in your dividend reinvestment account.

         All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.

         To join the Plan, fill out and mail the authorization form located on the previous page.


The Fund may purchase shares of its Common Stock whenever it may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
              AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN
                           PLAN AND AUTHORIZATION FORM

The Bank of New York
Dividend Reinvestment
P.O. Box 11002, Church Street Station
New York, N.Y. 10286-1002

Dear Sirs:

     I own, REGISTERED IN MY NAME . . . . . . . . . . . . . . . . . . . . .
shares of Common Stock of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company").

     I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below. As a participant in this plan (the "Plan"), I may also wish to purchase additional shares of the Company through the Plan. AUTHORIZATION. You are authorized to act as my agent as follows:

     A. Establish an Account in my name.

     B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

     C. In connection with any fiscal year-end capital gains distribution, take the distribution (and any dividends from net investment income payable with the distribution) in Common Stock at market price or net asset value, whichever is lower.

     D. In connection with the Company's first three quarterly dividends in each fiscal year from net investment income (and any other dividends or distributions declared by the Company, other than those paid pursuant to paragraph C), take the dividend or distribution in Common Stock at net asset value if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower than the closing market price of the Common Stock on the American Stock Exchange on that trading day, plus brokerage commissions. If the market price of the Common Stock is lower than its net asset value, take the dividend or distribution in cash and add it to my Account.

     E. As soon as practicable after each cash payment is made to my Account in accordance with paragraph D above, use the funds in my Account to buy on the American Stock Exchange as many additional full shares of the Company's Common Stock (plus a fractional interest in one share computed to three decimal places) as are available at prices which are less than net asset value. If, before you have completed the purchase of all shares for the distribution at prices less than net asset value, the market price equals or exceeds the net asset value of such shares, then you shall pay the remaining proceeds of the distribution to the Company and take the balance of the distribution in shares of Common Stock at net asset value.

     F. I understand that as a Plan participant I may also voluntarily purchase additional shares through the Plan by delivering a check payable to the Bank for at least $100, but not more than $10,000 in any month for deposit into my Account. Within 30 days, the Bank will combine all similar monies received and purchase Company shares in the open market. Checks drawn on foreign banks are subject to collection and collection fees and will be invested the next investment date after funds have been collected.

     G. You may mingle the cash in my Account with similar funds of other stockholders of the Company for whom you act as agent under the Plan. The cost of the shares and any fractional interests you buy for my Account in connection with a particular dividend, distribution or cash purchase shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend, distribution or cash purchase.

     H. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

                                     (over)

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

     I. I understand that there is presently no service charge for you serving as my agent and maintaining my Account, except that my Account will be charged a $1.25 service fee for each cash purchase transaction on my behalf pursuant to paragraph F. You may, in addition, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose an additional service charge.

     J. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

NAME AND ADDRESS. My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

Please Print:

NAME OR NAMES __________________________________________________________________
                         (PRINT NAMES EXACTLY AS ON STOCK CERTIFICATE)

NUMBER AND STREET ______________________________________________________________

CITY, STATE AND ZIP CODE _______________________________________________________

SOCIAL SECURITY NUMBER _________________________________________________________

STOCK CERTIFICATES. I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

INCOME TAX. I understand that participation in the Plan for automatic investment of dividends and distributions and cash purchase of shares does not relieve me of any income tax which may be payable by me on such dividends and distributions and on expenses incurred by the Company on my behalf.

AMENDMENTS AND CHANGE OF AGENT. I understand that the company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.


TERMINATION. I may terminate my Account at any time by delivering written notice to you prior to the record date of any dividend or distribution. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their address as shown on your records, such termination to be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.

Signature(s) _______________________________      Date _________________________
             (if shares are in more than one name, all must sign.)

                                     (over)

                   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders was held on October 25, 1996, at which 3,408,247 shares were present. The matters voted upon, a new investment advisory agreement and changes to three fundamental investment policies, were approved as follows:

                                                                                                          BROKER
                                                           FOR           AGAINST       ABSTENTIONS       NON-VOTES
                                                           ---           -------       -----------       ---------

New advisory agreement with                             3,151,425         97,926         158,896         3,235,270
  Davis-Dinsmore Management Company

Change policy regarding purchase                        2,917,042        204,920         126,176         3,395,379
  of securities of foreign issuers

Change policy imposing a history of                     2,946,790        167,813         133,535         3,395,379
  operations requirement

Eliminate policy regarding illiquid and                 2,650,600        429,132         168,406         3,395,379
  restricted securities

                           FUNDAMENTAL POLICY CHANGES

     At a special meeting of shareholders held on October 25, 1996, shareholders approved a change to the Company's fundamental investment policy which limits investment in securities of foreign issuers to permit the purchase of U.S. dollar-denominated securities convertible into American Depository Receipts
(ADRs). ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with a depositary, typically a bank, and held in trust for the investor.

     Investments by the Company in securities convertible into ADRs may entail certain risks. The economies of many of the countries in which the issuer of a security convertible into an ADR principally engages in business may not be as developed as the United State's economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could adversely affect the value of the Company's investments in such securities. The value of ADRs that underlie a convertible security could fluctuate as exchange rates change between U.S. dollars and the currency of the country in which the foreign company is located.

     Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign companies than is available about domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

     At such special shareholders meeting, shareholders also approved the elimination of the fundamental investment policy regarding the purchase of illiquid and restricted securities. That policy prohibited the Company from investing more than 10% of its total assets in restricted securities. The Board of Directors has instead adopted a nonfundamental investment policy which provides that the Company may not purchase the securities of an issuer if, after giving effect to such purchase, more than 20% of its net assets would be invested in illiquid securities.

     Illiquid securities are securities that cannot be disposed of within seven days at the prices at which they are valued. Increasing the percentage of the Company's net assets that may be invested in illiquid securities may present additional risk to the Company as it may be more difficult to dispose of illiquid securities when management believes it is advantageous to do so.